WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
================================================================================

                        PROSPECTUS DATED DECEMBER 1, 2006

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

          o    are not bank deposits

          o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

          o    are not federally insured

          o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

          o    are not guaranteed to achieve their goal(s)



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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


--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                    FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,        Summary      ............................................................1
RISKS, EXPENSES AND FINANCIAL           Performance Information..................................................2
HISTORY OF EACH FUND.                   Fees and Expenses........................................................3
                                        Example..................................................................4
                                    ADDITIONAL INVESTMENT INFORMATION
                                        Investment Objective.....................................................5
                                        Principal Investment Strategies..........................................5
                                        Additional Risk Information..............................................6
                                    MANAGEMENT OF THE FUNDS
                                        Investment Adviser.......................................................7
                                        Fund Management..........................................................7
DETAILS ABOUT THE SERVICE               Service Providers........................................................9
PROVIDERS.                          SHAREHOLDER INFORMATION
                                        Pricing of Shares.......................................................10
                                        Purchase of Shares......................................................10
                                        Redemption of Shares....................................................11
POLICIES AND INSTRUCTIONS FOR           Exchange of Shares......................................................14
OPENING, MAINTAINING AND CLOSING        Distributions...........................................................15
AN ACCOUNT IN ANY OF THE FUNDS.         Taxes        ...........................................................15
                                    DISTRIBUTION ARRANGEMENTS
                                        Share Classes...........................................................17
                                    FOR MORE INFORMATION........................................................18

DETAILS ON THE FUNDS' DISTRIBUTION
ARRANGEMENTS AND SHARE CLASSES.


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

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND


                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                              INSTITUTIONAL SHARES
================================================================================

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective                   The investment objective of both the
                                       WILMINGTON FUNDAMENTALLY WEIGHTED LARGE
                                       COMPANY FUND (the "Large Company Fund")
                                       and the WILMINGTON FUNDAMENTALLY
                                       WEIGHTED SMALL COMPANY FUND (the "Small
                                       Company Fund") is to achieve long-term
                                       capital appreciation.

--------------------------------------------------------------------------------
Investment Focus                       Equity (or equity-related) securities
--------------------------------------------------------------------------------
Share Price Volatility                 High
--------------------------------------------------------------------------------
Principal Investment Strategies        Under normal market conditions, the Funds
                                       will invest at least 80% of their assets in diversified portfolios of equity securities.

                                       The investment adviser will construct for each of the Large Company Fund and the Small Company Fund a fundamentally weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the investment adviser in constructing the reference portfolio. The investment adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in the reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each such reference portfolio.

                                       The investment adviser expects that each Fund will have fundamental characteristics similar to those of its reference portfolio. The investment adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Funds which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax

--------------------------------------------------------------------------------
                                       liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Funds.

                                       The Funds are advised by Rodney Square
                                       Management Corporation (the "Adviser" or
                                       "RSMC") and sub-advised by Wilmington
                                       Trust Investment Management, LLC (the
                                       "Sub-adviser" or "WTIM").
--------------------------------------------------------------------------------
Principal Risks                        The Funds are subject to the risks
                                       summarized below and further described
                                       under the heading "Principal Investment
                                       Risks."

                                       o  An investment in a Fund is not a
                                          deposit of Wilmington Trust Company or
                                          any of its affiliates and is not
                                          insured or guaranteed by the FDIC or
                                          any other governmental agency.

                                       o  It is possible to lose money by
                                          investing in a Fund. There is no
                                          guarantee that the stock market or the
                                          stocks that a Fund holds will increase
                                          in value.

                                       o  A Fund's share price will fluctuate in
                                          response to changes in the market
                                          value of its investments. Market value
                                          changes result from business
                                          developments affecting an issuer, as
                                          well as general equity market and
                                          economic conditions. Smaller companies
                                          may be more vulnerable to adverse
                                          business or economic developments than
                                          large companies, and their securities
                                          may be less liquid and more volatile
                                          than securities of larger companies.

                                       o  The performance of a Fund will depend
                                          on whether the investment adviser is
                                          successful in pursuing the investment
                                          strategy.

                                       Please see "Principal Investment Risks"
                                       for a description of the principal risks
                                       and other risks associated with the
                                       Funds.
--------------------------------------------------------------------------------
Investor Profile                       Investors who want the value of
                                       their investment to grow and who are
                                       willing to accept more volatility and
                                       risk for the possibility of higher
                                       returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Because the Funds have not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                  Institutional
                                                                     Shares
                                                                ----------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                               None
Maximum deferred sales charge                                        None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                         None
Redemption fee (1)                                                   1.00%
Exchange fee (1)                                                     1.00%

------------
1 Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                    Large            Small
                                                Company Fund      Company Fund
                                              ----------------  ----------------
Management fees                                     0.40%             0.40%
Distribution (Rule 12b-1) fees                      None               None
Other expenses (1)                                  2.31%             2.31%
TOTAL ANNUAL FUND OPERATING EXPENSES                2.71%             2.71%
Waivers/Reimbursements 2, (3)                      (2.11)%           (2.11)%
NET ANNUAL FUND OPERATING EXPENSES 2, (3)           0.60%             0.60%

------------
1 The Funds were not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ for other classes offered by the Funds.
2 The Adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Funds through June 30, 2011 for other expenses to the extent that "Total annual Fund operating expenses," excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.60%.
3 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


          o    you reinvested all dividends and other distributions;

          o    the average annual return was 5%;

          o a Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          o you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

       INSTITUTIONAL SHARES              1 YEAR        3 YEARS
       --------------------              ------        -------
       Large Company Fund                 $61           $192
       Small Company Fund                 $61           $192

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF INSTITUTIONAL SHARES, EITHER PAST OR FUTURE.

                   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                    STRATEGIES AND PRINCIPAL INVESTMENT RISKS

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of both the WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND and THE WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND is to achieve long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, a Fund will invest at least 80% of its assets in a diversified portfolio of equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

The Adviser will construct for each of the Large Company Fund and the Small Company Fund a fundamentally weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. The Adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in a reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each respective reference portfolio. The Adviser expects that a Fund will have, in the aggregate, characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. The Adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of a Fund which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of each Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

It is expected that each Fund will hold in excess of 250 securities. The Adviser retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by a Fund.

The investment strategy used by the Funds is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. The Adviser attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on market capitalization.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The following is a list of certain risks that may apply to your investment in the Funds. Further information about investment risks is available in our Statement of Additional Information ("SAI"). A Fund may be subject to additional principal risks other than those described below because the types of investments made by the Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds SAI.

               o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

               o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

               o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

               o INVESTMENT RISK: Each Fund is actively managed. A Fund may be affected by a general decline in the U.S. equity markets in which it invests. A Fund invests in securities included in, or representative of, a portfolio constructed by the Adviser's proprietary quantitative methodology. The Adviser may select securities which do not appreciate as expected.

               o SMALL COMPANY RISK: Smaller sized companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

               o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), the Funds investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of October 31, 2006, RSMC had approximately $6.4 billion in assets under management.

Each Fund pays an advisory fee to RSMC at an annual rate of 0.40% on the first $1 billion of a Fund's average daily net assets, 0.35% on the next $1 billion and 0.30% of a Fund's average daily net assets in excess of $2 billion. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Funds is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

EDWARD S. FORRESTER is a Portfolio Manager/Analyst at RSMC and WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined RSMC/WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining RSMC/WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management. Mr. Forrester is a member of the Atlanta Society of Financial Analysts.

The Funds SAI provides additional information about the Fund Managers compensation, other accounts managed by each of the Fund Managers and the Fund Managers ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds primary service providers.

Asset                                                                   Shareholder
Management                                                              Services
---------------------------------------------------                     ----------------------------------------------
       INVESTMENT ADVISER AND ADMINISTRATOR                                            TRANSFER AGENT

          RODNEY SQUARE MANAGEMENT CORP.                                                  PFPC INC.

             1100 NORTH MARKET STREET                                                  760 MOORE ROAD

               WILMINGTON, DE 19890                                               KING OF PRUSSIA, PA 19406



Manages each Fund's investment activities and                           Handles certain shareholder services,
oversees Fund administration and other service                          including recordkeeping and statements,
providers.                                                              payment of distributions and processing of
                                                                        buy and sell requests.
---------------------------------------------------                     ----------------------------------------------

                             ------------------------------------------------------------------


                                                      WT MUTUAL FUND

                                   WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND

                                   WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND
                             ------------------------------------------------------------------

Fund                                                                    Fund Asset
Operations                                                              Safe Keeping
---------------------------------------------------                     ----------------------------------------------
              SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                 ACCOUNTING AGENT

                    PFPC INC.                                                     WILMINGTON TRUST COMPANY

               301 BELLEVUE PARKWAY                                               1100 NORTH MARKET STREET

               WILMINGTON, DE 19809                                                 WILMINGTON, DE 19890



Provides facilities, equipment and personnel to                          Holds each Fund's assets, settles all  portfolio
carry out administrative services related to each                        trades and collects most of the valuation data
Fund and calculates each Fund's NAV and distributions.                   required for calculating each Fund's NAV per share.
---------------------------------------------------                     ----------------------------------------------


                                                    Distribution
                          ---------------------------------------------------------------------
                                                      DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                                     760 MOORE ROAD

                                               KING OF PRUSSIA, PA 19406




                                             Distributes the Funds Shares.
                          ---------------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share.
 To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith, by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC determines the NAV per share of a Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in a Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                                             OVERNIGHT MAIL:
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
   Funds                                          Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by a Fund's shareholders may require that Fund to redeem its interests in one or more of its investments at an inopportune time.

There is no guarantee that a Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                             OVERNIGHT MAIL:
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
   Funds                                          Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well. Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation
Fund Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market
Fund Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares. Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service

Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares of a Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds investments is available in the Funds' annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Funds portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds policies, investment restrictions, risks and business structure, including a description of the Funds policies and procedures with respect to the disclosure of the Funds portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

The Funds SAI and annual and semi-reports are accessible, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                                OF WT MUTUAL FUND
                                    A SHARES
================================================================================

                        PROSPECTUS DATED DECEMBER 1, 2006

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

          o    are not bank deposits

          o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

          o    are not federally insured

          o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

          o    are not guaranteed to achieve their goal(s)

A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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


--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                     FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,         Summary      ............................................................1
RISKS, EXPENSES AND FINANCIAL            Performance Information..................................................2
HISTORY OF EACH FUND.                    Fees and Expenses........................................................3
                                         Example................4
                                     ADDITIONAL INVESTMENT INFORMATION
                                         Investment Objective.....................................................5
                                         Principal Investment Strategies..........................................5
                                         Additional Risk Information..............................................6
                                     MANAGEMENT OF THE FUNDS
                                         Investment Adviser.......................................................7
                                         Fund Management..........................................................7
DETAILS ABOUT THE SERVICE                Service Providers........................................................9
PROVIDERS.                           SHAREHOLDER INFORMATION
                                         Pricing of Shares.......................................................10
                                         Purchase of Shares......................................................10
                                         Front-End Sales Charge..................................................11
POLICIES AND INSTRUCTIONS FOR            Redemption of Shares....................................................14
OPENING, MAINTAINING AND CLOSING         Exchange of Shares......................................................17
AN ACCOUNT IN ANY OF THE FUNDS.          Distributions18
                                         Taxes        ...........................................................18
                                     DISTRIBUTION ARRANGEMENTS
DETAILS ON THE FUNDS' DISTRIBUTION       Distribution Fees.......................................................19
ARRANGEMENTS, RULE 12B-1 FEES AND        Sub-Transfer Agency Fees................................................19
SHARE CLASSES.                           Additional Payments.....................................................19
                                         Share Classes...........................................................20
                                     FOR MORE INFORMATION........................................................21


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                                    A SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective                   The investment objective of
                                       both the WILMINGTON FUNDAMENTALLY
                                       WEIGHTED LARGE COMPANY FUND (the "Large
                                       Company Fund") and the WILMINGTON
                                       FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND
                                       (the "Small Company Fund") is to achieve long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Focus                       Equity (or equity-related) securities
--------------------------------------------------------------------------------
Share Price Volatility                 High
--------------------------------------------------------------------------------
Principal Investment Strategies        Under normal market conditions, the
                                       Funds will invest at least 80% of their
                                       assets in diversified portfolios of
                                       equity securities.

                                       The investment adviser will construct for each of the Large Company Fund and the Small Company Fund a fundamentally weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the investment adviser in constructing the reference portfolio. The investment adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in the reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each such reference portfolio.

                                       The investment adviser expects that each Fund will have fundamental characteristics similar to those of its reference portfolio. The investment adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Funds which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Funds.

--------------------------------------------------------------------------------
                                       The Funds are advised by Rodney Square
                                       Management Corporation (the "Adviser" or
                                       "RSMC") and sub-advised by Wilmington
                                       Trust Investment Management, LLC (the
                                       "Sub-adviser" or "WTIM").
--------------------------------------------------------------------------------
Principal Risks                        The Funds are subject to the risks
                                       summarized below and further described
                                       under the heading "Principal Investment
                                       Risks."

                                       o  An investment in a Fund is not a
                                          deposit of Wilmington Trust Company or
                                          any of its affiliates and is not
                                          insured or guaranteed by the FDIC or
                                          any other governmental agency.

                                       o  It is possible to lose money by
                                          investing in a Fund. There is no
                                          guarantee that the stock market or the
                                          stocks that a Fund holds will increase
                                          in value.

                                       o  A Fund's share price will fluctuate in
                                          response to changes in the market
                                          value of its investments. Market value
                                          changes result from business
                                          developments affecting an issuer, as
                                          well as general equity market and
                                          economic conditions. Smaller companies
                                          may be more vulnerable to adverse
                                          business or economic developments than
                                          large companies, and their securities
                                          may be less liquid and more volatile
                                          than securities of larger companies.

                                       o  The performance of a Fund will depend
                                          on whether the investment adviser is
                                          successful in pursuing the investment
                                          strategy.

                                       Please see "Principal Investment Risks"
                                       for a description of the principal risks
                                       and other risks associated with the
                                       Funds.
--------------------------------------------------------------------------------
Investor Profile                       Investors who want the value of their
                                       investment to grow and who are willing
                                       to accept more volatility and risk for
                                       the possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Because the Funds have not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold A Shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                  A Shares
                                                                ------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)                          3.50%
Maximum deferred sales charge                                      None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                       None
Redemption fee (2)                                                 1.00%
Exchange fee (2)                                                   1.00%

------------
1 Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.
2 A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                    Large            Small
                                                Company Fund     Company Fund
                                              ----------------  ---------------
Management fees                                  0.40%              0.40%
Distribution (Rule 12b-1) fees                   0.25%              0.25%
Other expenses (1)                               2.41%              2.41%
TOTAL ANNUAL FUND OPERATING EXPENSES             3.06%              3.06%
Waivers/Reimbursements 2, (3)                   (2.11)%            (2.11)%
NET ANNUAL FUND OPERATING EXPENSES 2, (3)        0.95%              0.95%

------------
1 The Funds were not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ for other classes offered by the Funds.
2 The Adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Funds through June 30, 2011 for other expenses to the extent that "Total annual Fund operating expenses," excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.60%.
3 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in A Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          o    you reinvested all dividends and other distributions;

          o    the average annual return was 5%;

          o a Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          o you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

       A SHARES                          1 YEAR        3 YEARS
       --------                          ------        -------
       Large Company Fund                 $444           $642
       Small Company Fund                 $444           $642

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF A SHARES, EITHER PAST OR FUTURE.

                   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                    STRATEGIES AND PRINCIPAL INVESTMENT RISKS

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of both the WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND and THE WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND is to achieve long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, a Fund will invest at least 80% of its assets in a diversified portfolio of equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

The Adviser will construct for each of the Large Company Fund and the Small Company Fund a fundamentally weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. The Adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in a reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each respective reference portfolio. The Adviser expects that a Fund will have, in the aggregate, characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. The Adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of a Fund which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of each Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

It is expected that each Fund will hold in excess of 250 securities. The Adviser retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by a Fund.

The investment strategy used by the Funds is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. The Adviser attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on market capitalization.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The following is a list of certain risks that may apply to your investment in the Funds. Further information about investment risks is available in our Statement of Additional Information ("SAI"). A Fund may be subject to additional principal risks other than those described below because the types of investments made by the Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds SAI.

          o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          o INVESTMENT RISK: Each Fund is actively managed. A Fund may be affected by a general decline in the U.S. equity markets in which it invests. A Fund invests in securities included in, or representative of, a portfolio constructed by the Adviser's proprietary quantitative methodology. The Adviser may select securities which do not appreciate as expected.

          o SMALL COMPANY RISK: Smaller sized companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

          o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), the Funds investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of October 31, 2006, RSMC had approximately $6.4 billion in assets under management.

Each Fund pays an advisory fee to RSMC at an annual rate of 0.40% on the first $1 billion of a Fund's average daily net assets, 0.35% on the next $1 billion and 0.30% of a Fund's average daily net assets in excess of $2 billion. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Funds is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

EDWARD S. FORRESTER is a Portfolio Manager/Analyst at RSMC and WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined RSMC/WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining RSMC/WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management. Mr. Forrester is a member of the Atlanta Society of Financial Analysts.

The Funds SAI provides additional information about the Fund Managers compensation, other accounts managed by each of the Fund Managers and the Fund Managers ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds primary service providers.

Asset                                                                   Shareholder
Management                                                              Services
---------------------------------------------------                     ----------------------------------------------
       INVESTMENT ADVISER AND ADMINISTRATOR                                            TRANSFER AGENT

          RODNEY SQUARE MANAGEMENT CORP.                                                  PFPC INC.

             1100 NORTH MARKET STREET                                                  760 MOORE ROAD

               WILMINGTON, DE 19890                                               KING OF PRUSSIA, PA 19406



Manages each Fund's investment activities and                           Handles certain shareholder services,
oversees Fund administration and other service                          including recordkeeping and statements,
providers.                                                              payment of distributions and processing of
                                                                        buy and sell requests.
---------------------------------------------------                     ----------------------------------------------

                             ------------------------------------------------------------------


                                                      WT MUTUAL FUND

                                   WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND

                                   WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND
                             ------------------------------------------------------------------

Fund                                                                    Fund Asset
Operations                                                              Safe Keeping
---------------------------------------------------                     ----------------------------------------------
              SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                 ACCOUNTING AGENT

                    PFPC INC.                                                     WILMINGTON TRUST COMPANY

               301 BELLEVUE PARKWAY                                               1100 NORTH MARKET STREET

               WILMINGTON, DE 19809                                                 WILMINGTON, DE 19890



Provides facilities, equipment and personnel to                           Holds each Fund's assets, settles all
carry out administrative services related to each                         portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                                   valuation data required for calculating each
distributions.                                                            Fund's NAV per share.
---------------------------------------------------                     ----------------------------------------------

                                                    Distribution
                          ---------------------------------------------------------------------
                                                      DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                                     760 MOORE ROAD

                                               KING OF PRUSSIA, PA 19406


                                             Distributes the Funds Shares.
                          ---------------------------------------------------------------------

                                      -9-

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share.
 To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith, by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC determines the NAV per share of a Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment for A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.

FRONT-END SALES CHARGE

                  In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

          o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

          o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                  The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                  A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                  AS A PERCENTAGE OF         AS A PERCENTAGE OF
  YOUR INVESTMENT                   OFFERING PRICE            YOUR INVESTMENT
  ---------------                   --------------            ---------------
  $1,000 up to $100,000                  3.50%                        3.63%
  $100,000 up to $250,000                2.00%                        2.04%
  $250,000 up to $500,000                1.50%                        1.52%
  Over $500,000                           None                         None

SALES CHARGE REDUCTIONS AND WAIVERS

                  REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

          o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

          o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds SAI for terms and conditions.

               To use these privileges, discuss your eligibility with your financial consultant.

               NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

          o Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty (60) days of the redemption and the exchange is effected through the same financial consultant;

          o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

          o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

          o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

          o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

          o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in a Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

The Funds SAI further explains the front-end sales charge on the Funds A Shares and is accessible, free of charge, on the Funds website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                                  OVERNIGHT MAIL:
-------------                                  ---------------
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
  Funds                                          Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by a Fund's shareholders may require that Fund to redeem its interests in one or more of its investments at an inopportune time.

There is no guarantee that a Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                  OVERNIGHT MAIL:
-------------                                  ---------------
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
  Funds                                          Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well. Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your A Shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond
Fund Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund

Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares. Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for the A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

                  The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

--------------------------------------------------------------------------------
SUB-TRANSFER AGENCY FEES
--------------------------------------------------------------------------------

                  The Board of Trustees has authorized each Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund. Service activities provided by service providers under this plan include: (a) answering shareholders' inquiries; (b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders' accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares;
(j) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares; (m) completing all customer identification procedures in relation to the shareholders under the Funds anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds shares. RSMC may provide services to some shareholders of the Funds shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Funds ("Intermediaries").

--------------------------------------------------------------------------------
ADDITIONAL PAYMENTS
--------------------------------------------------------------------------------

                  RSMC and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and shareholder services. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds shares; and payments for the sale of shares or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by RSMC and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares of a Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds investments is available in the Funds' annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Funds portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds policies, investment restrictions, risks and business structure, including a description of the Funds policies and procedures with respect to the disclosure of the Funds portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

The Funds SAI and annual and semi-reports are accessible, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND


                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 1, 2006

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated December 1, 2006, as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling
(800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1
INVESTMENT POLICIES............................................................1
THE FUNDAMENTALLY WEIGHTED FUNDS...............................................1
DISCLOSURE OF FUND HOLDINGS....................................................7
INVESTMENT LIMITATIONS.........................................................8
TRUSTEES AND OFFICERS..........................................................9
CODE OF ETHICS................................................................15
INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES.................................16
ADMINISTRATION AND ACCOUNTING SERVICES........................................18
ADDITIONAL SERVICE PROVIDERS..................................................18
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN....................................19
PORTFOLIO MANAGERS............................................................20
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................22
CAPITAL STOCK AND OTHER SECURITIES............................................23
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................23
DIVIDENDS.....................................................................25
TAXATION OF THE FUNDS.........................................................26
APPENDIX A  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES........A-1
APPENDIX B  DESCRIPTION OF SECURITIES RATINGS................................B-1
APPENDIX C  RODNEY SQUARE MANAGEMENT CORPORATION PROXY
      POLICIES, PROCEDURES, AND VOTING GUIDELINES............................C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Fundamentally Weighted Large Company Fund and Wilmington Fundamentally Weighted Small Company Fund (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional and A Shares. Each Fund is a diversified open-end management investment company.

As of the date of this SAI, the Funds had not yet commenced operations.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus.



                        THE FUNDAMENTALLY WEIGHTED FUNDS

The Funds seek to achieve their investment objective by investing at least 80% of its assets in equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

BANK OBLIGATIONS. The Funds may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

          o BANKERS' ACCEPTANCES. The Funds may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

          o CERTIFICATES OF DEPOSIT. The Funds may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

          o TIME DEPOSITS. The Funds may invest in time deposits, which are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by a Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by Rodney Square Management Corporation ("RSMC") to be of comparable quality.

DEBT SECURITIES. The Funds may invest in debt securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the Funds may use are the hedging instruments described below in this Statement of Additional Information and in Appendix A. Segregated accounts will be maintained for derivative transactions, to the extent required by the Investment Company Act of 1940, as amended ("1940 Act"). Among the derivative investments the Funds may invest in are "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

EQUITY-LINKED SECURITIES. The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to a Fund's restriction on investments in illiquid securities.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case the Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. The Funds may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Funds may not, knowingly, invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission ("SEC") exemption is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if: (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the limitations of Section 12(d)(1).

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, a Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Funds may purchase call options on securities that the investment adviser or sub-adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PREFERRED STOCK. The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE COMPANIES. The Funds may invest in securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by real estate companies, including REITs. A "Real Estate Company" is a company: (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate); or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Funds may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. It is anticipated that substantially all of the equity securities of Real Estate Companies in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter markets.

REITS. The Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. The Funds may invest in restricted securities. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each of the Funds is subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. The Funds may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceeds one-third of the value of the Fund's total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund may make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.

U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

TEMPORARY DEFENSIVE POSITIONS. The Funds may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Funds may, but are not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

A Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. A Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information
(i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund sub-administrator and accounting agent; (ii) the Fund independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and
(vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Funds' investment advisers and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Funds have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America                  Lehman Brothers           Standard & Poors
Barclays Capital Inc.            Lipper                    Starboard Capital Markets LLC
Bear Stearns & Co. Inc.          Longview                  Stephens Inc.
Bloomberg                        Loop Capital Markets      Stern, Agee & Leach
Commerce Capital Markets, Inc.   Maslow                    Stone & Youngberg
Factset                          Morgan Stanley            Thompson Financial
Fidelity                         Morningstar               Vestek
Interactive Data                 Piper Jaffray & Company   Wachovia Securities
Investedge                       Plexus                    William Blair & Co., LLC
Legg Mason Wood Walker           RBC Dain Rauscher


                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The following non-fundamental policies apply to the Funds and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Funds will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations and treated as U.S. Government obligations;

2. invest 25% or more of the value of the Fund's assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, the Funds will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 NEIL WOLFSON(2)                 Trustee,        Shall serve at the    President of            26        None
 Date of Birth: 6/64             President       pleasure of the       Wilmington Trust
                                 and Chief       Board and until       Investment
                                 Executive       successor is          Management LLC
                                 Officer         elected and           ("WTIM") since
                                                 qualified. Trustee    September, 2006
                                                 since November        and Chief
                                                 2005. President and   Investment
                                                 Chief Executive       Officer from
                                                 Officer since         July 2004 to
                                                 January 2006          October, 2006;

                                                                       Previously,
                                                                       Partner
                                                                       with KPMG
                                                                       (public
                                                                       accounting)
                                                                       from 1996
                                                                       to 2004.
------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)           Trustee         Shall serve until     Retired since           26        None
 Date of Birth: 2/49                             death, resignation    February 2006;
                                                 or removal. Trustee   Executive Vice
                                                 since October 1998,   President of
                                                 President and         Wilmington Trust
                                                 Chairman of the       Company from
                                                 Board from October    February 1996 to
                                                 1998 to January       February 2006;
                                                 2006.                 President of
                                                                       Rodney
                                                                       Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC")
                                                                       from 1996
                                                                       to 2005;
                                                                       Vice
                                                                       President
                                                                       of RSMC
                                                                       2005 to
                                                                       2006.
------------------------------------------------------------------------------------------------------------------------

------------
(1) The "Fund Complex" currently consists of the Trust (26 funds) and CRM Mutual Fund Trust (5 funds).
(2) Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of WTIM, an affiliate of RSMC.
(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 ROBERT ARNOLD                    Trustee       Shall serve until     Founder and             26        First Potomac
 Date of Birth: 3/44                            death, resignation    co-manages, R. H.                 Realty Trust
                                                or removal. Trustee   Arnold & Co.,                     (real estate
                                                since May 1997.       Inc. (investment                  investment
                                                                      banking company)                  trust).
                                                                      since 1989.

------------------------------------------------------------------------------------------------------------------------
 DR. ERIC BRUCKER                 Trustee       Shall serve until     Professor of            26        None
 Date of Birth: 12/41                           death, resignation    Economics,
                                                or removal. Trustee   Widener
                                                since October 1999.   University since
                                                                      July 2004;
                                                                      formerly,
                                                                      Dean,
                                                                      School of
                                                                      Business
                                                                      Administration
                                                                      of Widener
                                                                      University
                                                                      from 2001
                                                                      to 2004.

------------------------------------------------------------------------------------------------------------------------
 NICHOLAS GIORDANO              Trustee and     Shall serve until     Consultant,             26        Kalmar Pooled
 Date of Birth: 3/43          Chairman of the   death, resignation    financial                         Investment
                                   Board        or removal. Trustee   services                          Trust;
                                                since October 1998.   organizations                     Independence
                                                                      from 1997 to                      Blue Cross;
                                                                      present; Interim                  IntriCon
                                                                      President,                        Corporation
                                                                      LaSalle                           (industrial
                                                                      University from                   furnaces and
                                                                      1998 to 1999.                     ovens).

------------------------------------------------------------------------------------------------------------------------
 LOUIS KLEIN, JR.                 Trustee       Shall serve until     Self-employed           31        CRM Mutual
 Date of Birth: 5/35                            death, resignation    financial                         Fund Trust
                                                or removal. Trustee   consultant since                  (since June
                                                since October 1999.   1991.                             2005); WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

------------------------------------------------------------------------------------------------------------------------
 JOHN J. QUINDLEN                 Trustee       Shall serve until     Retired since           26        None
 Date of Birth: 5/32                            death, resignation    1993.
                                                or removal. Trustee
                                                since October 1999.

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 MARK A. SARGENT                  Trustee       Shall serve until     Dean and                26        None
 Date of Birth: 4/51                            death, resignation    Professor of Law,
                                                or removal. Trustee   Villanova
                                                since November 2001.  University School
                                                                      of Law since July
                                                                      1997.
------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------
                                                EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS        TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 CLAYTON M. ALBRIGHT           Vice           Shall serve at the      Vice President,         N/A             N/A
 1100 North Market Street      President      pleasure of the Board   RSMC since 2001;
 Wilmington, DE 19890                         and until successor is  Vice President of
 Date of Birth: 9/53                          elected and qualified.  WTIM since 2006;
                                              Officer since November  Vice President,
                                              2006.                   Wilmington Trust
                                                                      Company since
                                                                      1997.
------------------------------------------------------------------------------------------------------------------------
 JOSEPH M. FAHEY, JR.           Vice           Shall serve at the      Vice President,        N/A             N/A
 1100 North Market Street       President      pleasure of the Board   RSMC since 1992.
 Wilmington, DE 19890                          and until successor
 Date of Birth: 1/57                           is elected and
                                               qualified. Officer
                                               since November 1999.

------------------------------------------------------------------------------------------------------------------------
 JOHN J. KELLEY                Vice            Shall serve at the     Vice President of       N/A             N/A
 1100 North Market Street      President,      pleasure of the Board  RSMC since July
 Wilmington, DE 19890          Chief           and until successor    2005; Vice
 Date of Birth: 9/59           Financial       is elected and         President of PFPC
                               Officer,        qualified. Officer     Inc. from January
                               Treasurer &     since September 2005.  2005 to July
                               Secretary                              2005; Vice
                                                                      President
                                                                      of
                                                                      Administration,
                                                                      1838
                                                                      Investment
                                                                      Advisors,
                                                                      LP from
                                                                      1999 to
                                                                      2005.

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS        TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 ANNA M. BENCROWSKY             Chief          Shall serve at the      Chief Compliance       N/A             N/A
 1100 North Market Street       Compliance     pleasure of the Board   Officer, Rodney
 Wilmington, DE 19890           Officer        and until successor     Square
 Date of Birth: 5/51                           is elected and          Management
                                               qualified; Officer      Corporation
                                               since September 2004.   since 2004; Vice
                                                                       President
                                                                       and Chief
                                                                       Compliance
                                                                       Officer,
                                                                       1838
                                                                       Investment
                                                                       Advisors,
                                                                       LP from
                                                                       1998 to
                                                                       2004.
------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2006. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to: (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2006, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO or the Trust. During the fiscal year ended June 30, 2006, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee: (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2006, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2005.

                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES
                                                                              OVERSEEN BY TRUSTEE WITHIN THE
                                      DOLLAR RANGE OF EQUITY SECURITIES       FAMILY OF
 NAME OF TRUSTEE/PORTFOLIO            IN EACH FUND                            INVESTMENT COMPANIES
------------------------------------- --------------------------------------- -------------------------------------
INTERESTED TRUSTEES
   Robert J. Christian                                 NONE                                   NONE
   Neil Wolfson                                        NONE                             $50,001-$100,000
INDEPENDENT TRUSTEES
   Robert Arnold                                       NONE                                   NONE
   Eric Brucker                                        NONE                             $50,001-$100,000
   Nicholas Giordano                                   NONE                             $50,001-$100,000
   Louis Klein, Jr.                                    NONE                             $50,001-$100,000
   John J. Quindlen                                    NONE                              Over $100,000
   Mark A. Sargent                                     NONE                             $10,001-$50,000

As of December 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2006 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                                                                                         TOTAL
                                                  PENSION OR RETIREMENT                              COMPENSATION
                                 AGGREGATE         BENEFITS ACCRUED AS           ESTIMATED               FROM
                             COMPENSATION FROM      PART OF THE TRUST      ANNUAL BENEFITS UPON      FUND COMPLEX
INDEPENDENT TRUSTEE              THE TRUST               EXPENSES               RETIREMENT         PAID TO TRUSTEES
--------------------------- -------------------- ------------------------- ---------------------- --------------------
Robert H. Arnold                  $55,500                  None                    None                 $55,500
Dr. Eric Brucker                   56,500                  None                    None                  56,500
Robert J. Christian                21,667                  None                    None                  21,667
Nicholas Giordano                  71,750                  None                    None                  71,750
Louis Klein, Jr.                   56,500                  None                    None                  89,833
Clement C. Moore, II(1)            59,500                  None                    None                  59,500
John J. Quindlen                   63,250                  None                    None                  63,250
Mark A. Sargent                    64,000                  None                    None                  64,000


-----------

1    Mr. Moore resigned as a Trustee on July 31, 2006.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each , a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.

The Funds' proxy voting record will be available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at WWW.SEC.GOV.

                  INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and a broker dealer. Cramer Rosenthal McGlynn, ("CRM"), and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement").

The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of each Fund's average daily net assets ("Assets"): 0.40% on the first $1 billion in Assets; 0.35% on the next $1 billion in Assets; 0.30% on Assets over $2 billion.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed 0.60% with respect to the Funds.

This waiver will remain in place until June 30, 2011. The Board may, in its discretion, terminate the expense limitation arrangement with respect to Funds or a class thereof prior to such termination date.

                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326 provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM (the "Sub-Advisory Agreement"). WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's contractual advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

WTIM and/or Balentine & Company, WTIM's predecessor, received the following fees from RSMC (not the Funds) for its services during the last three fiscal years:

                         FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                           JUNE 30, 2006            JUNE 30, 2005           JUNE 30, 2004
                        ---------------------    --------------------    ---------------------
  Consulting Fees             $200,734                $551,261                 $101,993

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of each Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to its contract with the Funds. The Trust and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and any Interested Trustee who is currently employed by and affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Fund relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Funds pays its respective pro-rata portion of the advisory fee payable by the Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. For its services under the Administrative Agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets; and 0.0080% of the Trust's total aggregate net assets in excess of $6 billion.

Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO to maintain the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. CitiBank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund: (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares' Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares' Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the A Shares of each Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the A Shares' Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares' prospectuses under "Purchase of Shares - Front End Sales Charge."

                               PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

         (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the funds for the fiscal year ended June 30, 2006;

         (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC and WTIM that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

         (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2006;

         (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2006.

         RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2006).

                                                                                                   Total Assets Managed
                                                                    Number of Accounts Managed         subject to a
                                                                     subject to a Performance       Performance Based
Portfolio Manager/             Total Number of     Total Assets                Based                  Advisory Fee
TYPE of Accounts              Accounts Managed      (millions)             Advisory Fee                 (millions)
----------------              ----------------     -----------             ------------                 ----------
REX P. MACEY
     Registered Investment            7                $174                      0                          $0
     Companies:
     Other Pooled                     2                $94                       0                          $0
     Investment Vehicles:
     Other Accounts:                 549               $324                      0                          $0


                                                                                                   Total Assets Managed
                                                                    Number of Accounts Managed         subject to a
                                                                     subject to a Performance       Performance Based
Portfolio Manager/             Total Number of     Total Assets                Based                  Advisory Fee
TYPE of Accounts              Accounts Managed      (millions)             Advisory Fee                 (millions)
----------------              ----------------     -----------             ------------                 ----------
ADRIAN CRONJE
     Registered Investment           12               $1,778                     0                          $0
     Companies:
     Other Pooled                    16               $3,449                     0                          $0
     Investment Vehicles:
     Other Accounts:                 297               $204                      0                          $0
ANDREW H. HOPKINS
     Registered Investment            7                $174                      0                          $0
     Companies:
     Other Pooled                     1                $45                       0                          $0
     Investment Vehicles:
     Other Accounts:                 297               $204                      0                          $0
VINCENT F. RIGHTS
     Registered Investment            7                $174                      0                          $0
     Companies:
     Other Pooled                     1                $45                       0                          $0
     Investment Vehicles:
     Other Accounts:                 297               $204                      0                          $0
EDWARD S. FORRESTER
     Registered Investment            7                $174                      0                          $0
     Companies:
     Other Pooled                     1                $45                       0                          $0
     Investment Vehicles:
     Other Accounts:                 297               $204                      0                          $0

                  MATERIAL CONFLICTS OF INTEREST. RSMC does not see any conflicts of interest between managing the Funds and the investments of other accounts. RSMC maintains strict internal compliance policies and procedures in place to prevent conflicts. For example, RSMC does not have any soft dollar arrangements with broker-dealers in all fixed income transactions. RSMC executes block trades for all accounts that share similar investment objectives. To the extent that RSMC is unable to fulfill 100% of an order, each account would receive their pro-rata portion of the order executed.

                  COMPENSATION. RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of their overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1,2,3,4 and 5 year periods.

                  OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Fund or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than that available from another broker.

Research services received from broker-dealers supplement the investment adviser's own research (and the research of its affiliates) and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities, and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between a Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The NAV per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.

In valuing a Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from net investment income, if any, of each Fund are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Internal Revenue Code of 1986, as amended the "Code," regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

No Fund has requested or will request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Code as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholder as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.

Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long-term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends-received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income (taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income).

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possession sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.

To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, and (xvii) the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

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

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

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

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, the Funds will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisers the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.














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                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, A Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Funds position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch's short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          o    "Positive" means that a rating may be raised.

          o    "Negative" means that a rating may be lowered.

          o    "Stable" means that a rating is not likely to change.

          o    "Developing" means a rating may be raised or lowered.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.       INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.      PROXY VOTING DELEGATION

A. From the Trust to RSMC and affiliated Investment Advisers:

                  1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

                  2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B. From RSMC to Wilmington Trust Company:

                  1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C. From RSMC to Sub-Advisers for the Multi-Manager International Fund:

                  1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

                  2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.     PROXY VOTING POLICIES AND PROCEDURES

A. General Policy Statement:

                  1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

                  2. As new issues arise and trends develop, voting practices will be modified accordingly.

                  3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

                  4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

                  5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B. Additions to and Deviations from Proxy Voting Guidelines:

                  1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

                  2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C. Conflicts of Interest:

                  1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

                  2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

                  3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

                  4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D. Written Analysis:

                  1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

                  2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.      PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A. RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

                  1.       For election of directors;

                  2.       For appointment of auditors;

                  3.       For uncontested mergers;

                  4.       For proposals to establish a staggered board;

                  5. For proposals to require that directors can be removed only for cause;

                  6.       For proposals to increase authorized shares;

                  7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

                  8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

                  9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

                  10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

                  11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

                  12. As management recommends on proposals to eliminate or establish preemptive rights;

                  13. As management recommends on proposals to eliminate or establish cumulative voting;

                  14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

                  15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

                  16. Against shareholder proposals to require confidential voting;

                  17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

                  18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

                  19. Against shareholder proposals to limit "golden parachutes;"

                  20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

                  21.      Against shareholder proposals to index options;

                  22.      Against shareholder proposals to expense options; and

                  23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B. RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

                  1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

                  2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

                  3. For shareholder proposals to exclude abstentions when tabulating votes;

                  4. Against proposals to establish a new class of common stock with magnified voting power;

                  5. Against proposals to eliminate shareholder action by written consent;

                  6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

                  7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

                  8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

                  9.       Against proposals to re-price options;

                  10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

                  11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

                  12.      With respect to mutual funds,

                           a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                           b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                           c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                           d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.       PROXY VOTING RECORD-KEEPING

A. RSMC's Record-keeping Responsibilities under the Advisers Act:

                  In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

                  1. Copies of all proxy voting policies, procedures, and voting guidelines;

                  2. Copies of each proxy voting statement received regarding client securities;

                  3.       Records of each vote cast;

                  4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

                  5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

                  6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B. RSMC's Record-keeping Responsibilities under the Investment Company Act:

                  1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

--------------------------------------------------------------------------------
                     NAME OF THE ISSUER OF THE FUND SECURITY
--------------------------------------------------------------------------------
                   EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                       CUSIP NUMBER FOR THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                            SHAREHOLDER MEETING DATE
--------------------------------------------------------------------------------
                     BRIEF SUMMARY OF EACH MATTER VOTED UPON
--------------------------------------------------------------------------------
                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER
--------------------------------------------------------------------------------
               WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
--------------------------------------------------------------------------------
              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
                      WHETHER RSMC VOTED THE FUND'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT
--------------------------------------------------------------------------------

                  2. RSMC will also support and coordinate all reporting and disclosure requirements.

                  3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.      DISCLOSURE REQUIREMENTS

A. Disclosure of Proxy Voting Policies, Procedures, and Records:

                  1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

                  2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

                  3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006